FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 4:-	FAIR VALUE MEASUREMENTS

In accordance with ASC 820, derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

The Company's financial liabilities and assets measured at fair value on a recurring basis, consisted of derivatives which were classified within Level 2 and amounted to a ($ 67) liability and a $ 63 asset as of December 31, 2011 and 2010, respectively.

As of December 31, 2011, the Company's investment in Surf (a cost method investee) was measured at fair value of $ 68, on a nonrecurring basis, due to other-than-temporary impairment of $ 39. The fair value was determined based on the price set at a new equity financing round raised by the investee in 2010 and was classified as Level 2 in the ASC 820 hierarchy (i.e., quoted price of identical asset in a non-active market).